                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant  /X/

Filed by a party other than the registrant / /

Check the appropriate box:

  / /    Preliminary proxy statement

  /X/    Definitive proxy statement

  / / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

  / /    Definitive additional materials

  / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      TECHNICAL COMMUNICATIONS CORPORATION
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



         --------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      /X/   No fee required

      / / Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


            --------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:


            --------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


            --------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------

       (5)  Total fee paid:


            --------------------------------------------------------------

       / /  Fee paid previously with preliminary materials.

       / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:


            --------------------------------------------------------------

       (2)  Form, schedule or registration statement no.:


            --------------------------------------------------------------

       (3)  Filing party:


            --------------------------------------------------------------

       (4)  Date filed:


            --------------------------------------------------------------

-------------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                      TECHNICAL COMMUNICATIONS CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 7, 2000

To our Stockholders:

Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Meeting") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), will be held at the Company's offices, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m. on Monday, February 7, 2000:

    1. To elect three (3) Class III Directors named herein, each to serve for a term of three (3) years or until their respective successors have been duly elected and qualified;

    2. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the Company for the fiscal year ending September 30, 2000; and

    3. To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on December 17, 1999, are entitled to notice of and to vote at the Meeting.

Whether or not you expect to attend the Meeting, please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,
                                          Edward E. Hicks, Clerk

Concord, Massachusetts
January 3, 2000

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      TECHNICAL COMMUNICATIONS CORPORATION
                                PROXY STATEMENT
                                      FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 7, 2000

    Proxies enclosed with this proxy statement are solicited by and on behalf of the Board of Directors (the "Board of Directors") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices, 100 Domino Drive, Concord, Massachusetts, at 10:00 a.m. on Monday, February 7, 2000, and at any adjournments thereof.

SHARES OUTSTANDING AND VOTING PROCEDURES

    Only holders of record of outstanding shares of the Company's Common Stock as of the close of business on December 17, 1999, are entitled to notice of and to vote at the Meeting.

    As of December 17, 1999, there were 1,312,153 shares of the Company's Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

    If the enclosed proxy is properly marked, signed and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented by proxy will be voted in accordance with the instructions marked thereon. The proxy is in ballot form so that a specification may be made (i) to grant or withhold authority to vote for the election of Directors, and (ii) to vote for or against, or abstain from voting on, the ratification of the firm of Arthur Andersen LLP as the Company's auditors. SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THE PROXY. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Clerk of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

    The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

    It is expected that this proxy statement and the accompanying proxy, and an Annual Report to Stockholders, containing financial statements for the fiscal year ended October 2, 1999, will be mailed to stockholders on or about
January 3, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table shows, as of December 17, 1999, the ownership of common stock of the Company by any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock outstanding and entitled to vote as of such date.

                                                              BENEFICIAL OWNERSHIP    PERCENT OF
NAME AND ADDRESS                                              (NUMBER OF SHARES)(1)    CLASS(1)
----------------                                              ---------------------   ----------
Martindale Andres & Company, Inc............................         77,000(2)          5.3%(2)
200 Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428

M. Mahmud Awan..............................................        119,908(3)          8.2%(3)
c/o TechMan International Corporation
TechMan Center, Route 20
Charlton City, MA 01508-0949

Royce & Associates, Inc.....................................        106,700(4)          7.3%(4)
c/o Charles M. Royce
1414 Avenue of the Americas
New York, NY 10019

------------------------

(1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon information furnished by each stockholder to the Company directly or to the Securities and Exchange Commission ("SEC").

(2) The nature of ownership of Martindale Andres & Company ("MAC") as set forth herein is based upon a Schedule 13D filed with the SEC on September 15, 1998. The Schedule 13D was filed on behalf of a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) consisting of Dr. Mahmud Awan, Philip A. Phalon, Robert B. Bregman and William C. Martindale, Jr., principal of MAC. Of the 77,000 shares,
    Mr. Martindale has sole dispositive and voting power over 10,000 shares and shared dispositive and voting power over 67,000 shares.

(3) Dr. Awan individually owns 60,930 shares of Common Stock, which includes 1,000 shares issuable upon the exercise of vested stock options TechMan International Corporation, which is wholly owned by Dr. Awan, owns 58,978 shares of Common Stock.

(4) The nature of ownership of Royce & Associates, Inc. ("Royce") as set forth herein is based upon their Schedule 13G filed on February 10, 1999 with the SEC. Royce in its capacity as investment advisor may be deemed the beneficial owner of the 106,700 shares indicated in the above table, which shares are owned by numerous clients of Royce. Mr. Royce disclaims beneficial ownership of the 106,700 shares owned by Royce.

                            I. ELECTION OF DIRECTORS
       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
              ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

A. NUMBER OF AND NOMINEES FOR DIRECTORS

    It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as Class III Directors Mr. Carl H. Guild, Jr., Mr. Donald Lake and Mr. Thomas E. Peoples. Each nominee for director will be elected to hold office until the 2003 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but, if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors as a lesser number. All three nominees are currently directors of the Company.

    The following table sets forth the year each director first became a director, the position currently held by each director with the Company, their principal occupation during the past five years, any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended, and their age. The terms of the Class I Directors expire at the 2001 Annual Meeting of Stockholders; the terms of the Class II Directors expire at the 2002 Annual Meeting of Stockholders; and the terms of the Class III Directors expire at the 2003 Annual Meeting of Stockholders. The following table is as of December 17, 1999.

                                                                              AMOUNT AND NATURE OF      PERCENT
NAME AND YEAR FIRST                  POSITIONS AND OFFICES                    BENEFICIAL OWNERSHIP         OF
BECAME A DIRECTOR(1)                    WITH THE COMPANY             AGE        (# OF SHARES)(1)        CLASS(1)
--------------------           ----------------------------------  --------   --------------------      --------
M. Mahmud Awan (2)...........  Director,                              48             119,908(3)            8.2%
1998--Class I Director         Chairman of the Board
Mitchell B. Briskin (4)......  Director                               40               2,502(5)              *
1998--Class I Director
David A. B. Brown (6)........  Director                               56               3,585(7)              *
1998--Class II Director
Robert T. Lessard (8)........  Director                               59               4,003(9)              *
1997--Class II Director
Carl H. Guild, Jr. (10)......  Director, Vice Chairman of the         55             141,503(11)           9.7%
1997--Class III Director       Board, Chief Executive Officer and
                               President
Donald Lake (12).............  Director                               55               2,502(13)             *
1998--Class III Director
Thomas E. Peoples (14).......  Director                               51               3,052(15)             *
1998--Class III Director
NON-DIRECTOR OFFICERS
John I. Gill(16).............  Executive Vice President               60              19,551               1.3%
Michael P. Malone(17)........  Principal Financial Officer,           40               1,342(18)             *
                               Treasurer and Assistant Clerk
ALL DIRECTORS, DIRECTOR
NOMINEES AND OFFICERS AS A
GROUP
(9 PERSONS)..................                                                        297,948(19)          20.4%

------------------------

*   Less than one percent (1%) of the outstanding common stock.

(1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned plus shares that may be acquired by such person or group within sixty days of December 17, 1999, upon the exercise of stock options. Unless otherwise indicated herein, none of the persons named in this table is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. None of the persons named in the table, nor any of their respective associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Except as otherwise described herein, none of the persons named in this table own any security of the Company of record but not beneficially. The address of Messrs. Awan, Briskin, Brown, Lessard, Guild, Lake, Peoples, Gill and Malone is
    c/o Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts 01742.

(2) Dr. Awan joined the Board of Directors and became Chairman of the Board on November 19, 1998, following settlement of shareholder litigation (the "Litigation") initiated by Dr. Awan and Philip A. Phalon, a former director of the Company, which had been pending in Middlesex County, Massachusetts Superior Court since February, 1998. Dr. Awan has served as Chairman and Chief Executive Officer of TechMan International Corporation ("Techman"), a privately held manufacturer of fiber optic medical devices and communication systems, since 1982. Dr. Awan is also President/CEO of Sturbridge Finance limited, a venture capital firm based in Sturbridge, Massachusetts.

(3) Includes 58,978 shares owned by TechMan, which is wholly owned by Dr. Awan, and 1,000 shares issuable upon the exercise of stock options.

(4) Mr. Briskin is Vice President of Stonebridge Associates, an investment bank, since 1999. Mr. Briskin was formerly a principal at Concord Investment Partners from 1997 to 1999. From 1996 to 1997 Mr. Briskin was attending Harvard Business School. From 1990 to 1995, Mr. Briskin was General Manager at General Chemical Corporation; previously, he was a lawyer with Patterson, Belknap, Webb & Tyler in New York City.

(5) Includes an aggregate of 1,278 issuable upon the exercise of various stock options.

(6) Mr. Brown joined the Board of Directors on November 19, 1998, filling a vacancy created by the resignation of Herbert A. Lerner. Since 1984, Mr. Brown has been the President of The Windsor Group, Inc., a business consulting firm focused on the oil industry and international operations.

(7) Includes an aggregate of 1,000 shares issuable upon the exercise of a stock option.

(8) Mr. Lessard was employed in a variety of management positions from 1966 through December 1995 at the U.S. National Security Agency ("NSA"), Department of Defense. During his final two years at NSA, Mr. Lessard was the Group Chief in the Operations Directorate responsible for communications and cryptographic technology. Since his retirement in December 1995, he has represented the Director of the National Security Agency on several special projects.

(9) Includes an aggregate of 1,945 issuable upon the exercise of stock options.

(10) In conjunction with the settlement of the Litigation reached by the Company on November 19, 1998 and the appointment of Dr. Awan as Chairman of the Board, Mr. Guild was named to the new position of Vice Chairman of the Board on the same date. Mr. Guild had served as Chairman of the Board and Chief Executive Officer of the Company from February 13, 1998 until November 19, 1998; he continues to serve as Chief Executive Officer and President.
    Mr. Guild was elected to the Board on May 1, 1997 and had been an independent consultant to the Company from that time until February 13, 1998. From 1993 to 1997, he was a Senior Vice President with Raytheon Engineers and Constructors, Inc., a unit of Raytheon Company. Mr. Guild serves as President and Chief Executive Officer of the Company pursuant to an Employment Agreement with Company previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ending October 3, 1998.

(11) Includes an aggregate of 139,945 shares issuable upon the exercise of various stock options that have vested. Excludes 32,000 shares subject to options that have not vested as of or within sixty days of December 17, 1999.

(12) Mr. Lake has been a financial consultant focusing on international financial operations related to intelligence and law enforcement activities to various government agencies since 1991. Before initiating his consulting practice, Mr. Lake served as Director of the International Banking Services Division of the American Security Bank in Washington, D.C.

(13) Includes an aggregate of 1,278 issuable upon the exercise of stock options.

(14) Since October 1, 1999, Mr. Peoples is Senior Vice President of
    Gencorp, Inc., a publicly held manufacturer of automotive, polymer, aerospace and defense products. From 1992 to September 30, 1999, Mr. Peoples was the Vice President for International and Washington Operations of Aerojet, a privately held aerospace and defense contractor. Prior to 1992, Mr. Peoples served as Manager of Business Development for Smart Munitions Programs at Raytheon Company.

(15) Includes an aggregate of 1,278 shares issuable upon exercise of stock options.

(16) Mr. Gill, Executive Vice President since 1995, has been employed by the Company since August, 1983. He was Vice President, Manufacturing and Technical Operations from 1989 to 1995.

(17) Mr. Malone joined the Company in 1998 as Principal Financial Officer and Treasurer. From 1997 to 1998 he was the Controller at Vasca, Inc., a privately held medical device company. Prior to 1997, Mr. Malone was with Zoll Medical Corporation, a publicly traded medical device company for five years as its Controller and Treasurer.

(18) Includes an aggregate of 1,000 shares issuable upon the exercise of a stock option. Excludes 4,000 shares subject to options that have not vested as of or within sixty days of December 17, 1999.

(19) Includes an aggregate of 148,724 shares of common stock issuable upon the exercise of vested stock options. Excludes 36,000 shares issuable upon the exercise of stock options that have not vested as of or within sixty days of December 17, 1999.

    A quorum being present, the affirmative vote of the holders of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting is required to elect each director. Thus, abstention or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

B. MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors held 4 meetings during the twelve months ended October 2, 1999. Each of the directors attended 100% of the aggregate of
(a) the total number of meetings of the Board of Directors he was eligible to attend and (b) the total number of meetings of all committees of the Board of Directors on which he served which were held during fiscal year 1999.

    The Audit Committee of the Board, of which Messrs. Briskin, Brown and Lake are members, held 4 meetings during fiscal year 1999. Messrs. Lerner and Phalon were members of the Audit Committee until November 19, 1998. The Audit Committee oversees the accounting and tax functions of the Company, recommends to the Board the engagement of independent auditors for the year subject to approval by the stockholders of the Company, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the Company and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the Company's system of internal controls and its accounting and reporting practices.

    The Compensation Committee of the Board, of which Messrs. Lessard and Awan are members, held no meetings during fiscal year 1999. The Compensation Committee reviews and recommends to the Board compensation for the President, the Chairman of the Board and outside directors. It also reviews and recommends the adoption, amendment and implementation of incentive compensation plans, stock option plans and other employee benefit plans and programs for the Company and officers and directors of the Company.

    During fiscal year 1999, the Company did not have a Nominating Committee or an Operations Committee.

C. COMPENSATION OF DIRECTORS

    Directors who are not regular employees of the Company received a fee of $1,200 for each meeting of the Board of Directors they attended during fiscal year 1999. In addition, each outside director is authorized to receive an annual retainer of $2,800, paid in arrears in quarterly increments of $700. During fiscal year 1999, directors also received a fee of $500 for each meeting of a committee of the Board of Directors they attended. Mr. Herbert Lerner, who was an employee of the Company until his resignation on November 19, 1998 was also authorized to receive the retainer and fees for attendance at meetings.

    At the 1999 Annual Meeting of the Board of Directors on February 8, 1999 a 1,000 share immediately exercisable stock option was granted to each of the seven directors, with a term of five years from the date of grant at an exercise price of $3.40, 85% of fair market value. In addition, 500 shares of the Company's common stock was granted to each of the seven directors at a price per share of $4.00, which was equal to fair market value on February 8, 1999.

D. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Carl H. Guild, Jr., Vice Chairman of the Board, Chief Executive Officer and President of the Company, was formerly a Trustee of the Technical Communications Corporation Employees' Stock Ownership Trust, which has been formally dissolved. Herbert A. Lerner, who resigned as a Director of the Company and as Company Treasurer and Chief Financial Officer on November 19, 1998, was also formerly a Trustee of the Employees' Stock Ownership Plan. At its August 27, 1997 meeting, the Board of Directors voted to terminate the Employee Stock Ownership Plan effective October 1, 1997.

    Edward E. Hicks, Esq., the Company's Secretary and Clerk, is a member of a law firm that provides legal services to the Company.

    On November 19, 1998, the Company settled the Litigation described in
Note 2 in Section I.C, above. Pursuant to such settlement, the Company, Arnold McCalmont, Herbert A. Lerner, Robert T. Lessard, Carl H. Guild, Jr., Mitchell B. Briskin, Donald Lake and Thomas E. Peoples entered into a settlement agreement with M. Mahmud Awan and Philip A. Phalon. The settlement agreement and standstill agreement set forth mutual full releases as to the litigation and also include provisions requiring, among other things, (i) the Company to reimburse the former proxy contestants' expenses in payments aggregating $395,000, (ii) the dissolution of the Awan/ Phalon group created to facilitate the proxy contest and (iii) the former proxy contestants to abide by certain standstill provisions until October 1, 2000.

    On June 27, 1995, the Company invested $250,800 for a minority interest in Series B Preferred Stock of Net2Net Corporation, then a privately held company that developed high performance management and analysis systems for Asynchronous Transfer Mode ("ATM") networks. On May 15, 1998, Visual Networks, Inc. ("Visual"), a public company, merged with and into Net2Net. Under the terms of the merger, all outstanding shares of Net2Net were exchanged for an aggregate of 2,250,000 shares of Visual common stock. During fiscal 1999 the Company sold its holdings in Visual for the aggregate sum of $1,401,968, excluding expenses.

    Net2Net's President was Stephen McCalmont, son of Arnold M. McCalmont, a former director and former Chairman of Technical Communications Corporation, and brother of James A. McCalmont, another former director of the Company. Both of these gentlemen, in addition to Herbert A. Lerner, a former director, Chief Financial Officer and Treasurer of the Company, were also investors in Net2Net Corporation.

E. EXECUTIVE COMPENSATION AND OTHER INFORMATION

                           SUMMARY COMPENSATION TABLE

    COMPENSATION

    The following tables set forth certain summary information concerning compensation paid or accrued by the Company during the past three fiscal years to its Chief Executive Officer and the other executive officers of the Company whose annual compensation during fiscal year 1999 exceeded $100,000 (hereafter referred to as the "named executive officers"):

NAME AND                                            FISCAL                              ALL OTHER
PRINCIPAL POSITION                                   YEAR      SALARY     BONUS        COMPENSATION
------------------                                 --------   --------   --------      ------------
Carl H. Guild, Jr. (4)...........................    1999     $199,680   $    --         $  4,814(5)
  Chief Executive Officer and President              1998     $126,548   $    --         $125,502(6)
                                                     1997     $     --   $    --         $  3,600(7)

John I. Gill.....................................    1999     $119,745   $19,700         $  1,797(1)
  Executive Vice President                           1998     $118,591   $    --         $  1,493(2)
                                                     1997     $116,325   $18,171(3)      $     --

------------------------

(1) Represents the Company's 25% match on the first 6% of Mr. Gill's 1999 fiscal year 401(k) contribution.

(2) Represents the Company's 25% match on the first 6% of Mr. Gill's 1998 fiscal year 401(k) contribution.

(3) The amount of $18,171 was paid to Mr. Gill for services rendered in fiscal year 1996.

(4) Prior to his employment as Chief Executive Officer of the Company and his election as Chairman of the Board on February 13, 1998, Mr. Guild had been an independent consultant to the Company and a Director since May 1, 1997.

(5) Includes income realized upon receipt of Company stock of $2,000 as a result of a February 8, 1999 grant by the Company's Board of Directors and $2,814 representing the Company's 25% match on the first 6% of Mr. Guild's 1999 fiscal year 401(k) contribution.

(6) Includes consultant's fees and expenses of $109,689 related to work performed in fiscal year 1997 and paid in fiscal year 1998, as well as work performed prior to February 13, 1998 and paid in fiscal year 1998. The total also includes director's fees of $11,300 from the beginning of fiscal year 1998 until February 13, 1998, income realized upon receipt of Company stock of $3,015 as a result of the Company's August 14, 1998 grant of stock to members of its Board of Directors and $1,498 for the Company's 25% match on the first 6% of Mr. Guild's 1998 fiscal year 401(k) contribution.

(7) Includes director's fees earned and paid in fiscal year 1997. Although
    Mr. Guild performed consulting services for the Company in fiscal year 1997, no payments to him were made until the following year.

    STOCK OPTIONS

    Set forth below is an Option/SAR Grants table concerning individual grants of stock options and SARs made during fiscal year 1999 to each of the named executive officers.

                     OPTIONS/SAR GRANTS IN FISCAL YEAR 1999

                            NUMBER OF          PERCENT OF TOTAL     EXERCISE                POTENTIAL REALIZABLE VALUE AT
                           SECURITIES            OPTIONS/SARS       OF BASE                         ASSUMED ANNUAL
                       UNDERLYING OPTIONS/   GRANTED TO EMPLOYEES    PRICE     EXPIRATION        RATES OF STOCK PRICE
                          SARS GRANTED          IN FY 1999(1)        ($/SH)       DATE       APPRECIATION FOR OPTION TERM
                       -------------------   --------------------   --------   ----------   ------------------------------
                                                                                               0%         5%        10%
                                                                                            --------   --------   --------
Carl H. Guild, Jr....        100,000(2)              82.6%           $4.00      11/19/08        --     $252,000   $637,000
                               1,000(3)                .8%           $3.40        2/8/04      $600     $  3,000   $  7,000

John I. Gill.........               --                 --               --            --        --           --         --

------------------------

(1) In fiscal year 1999, options to purchase a total of 121,000 shares of the Company's Common Stock were granted to employees of the Company.

(2) Common Stock options which were granted to Mr. Guild under the 1991 Plan on November 19, 1998. These options are exercisable as follows: (i) 60,000 shares became exercisable on November 19, 1998; (ii) 20,000 shares are exercisable on June 30, 1999; and (iii) 20,000 shares are exercisable on September 30, 1999.

(3) Common Stock option granted to Mr. Guild under the 1991 Plan on February 8, 1999, exercisable immediately.

    Set forth below is a table concerning each exercise of stock options (or tandem SARs) and freestanding SARs during fiscal year 1999 by each of the named executive officers and the value at October 2, 1999 of unexercised options and SARs.

   AGGREGATED OPTION/SAR EXERCISES FOR FISCAL YEAR ENDED OCTOBER 2, 1999 AND
                         FISCAL YEAR OPTION/SAR VALUES

                                                                                              VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FISCAL YEAR-END      AT FISCAL YEAR-END(1)
                                       SHARES                 ---------------------------   -------------------------
                                     ACQUIRED ON    VALUE                        NOT                          NOT
NAME                                  EXERCISE     REALIZED   EXERCISABLE    EXERCISABLE    EXERCISABLE   EXERCISABLE
----                                 -----------   --------   ------------   ------------   -----------   -----------
Carl H. Guild, Jr..................         --          --      139,945(2)     32,000(3)           --            --
John I. Gill.......................         --          --             --            --            --            --

------------------------

(1) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option. Value is based on the difference between the option exercise price and the fair market value at October 2, 1999 ($2.563 per share) multiplied by the number of shares underlying the in-the-money portion of the option.

(2) This represents exercisable grants of options as follows: (i) 4,000 shares granted on May 1, 1997 exercisable at $8.88 per share; (ii) 4,000 shares granted on May 1, 1997 exercisable at $9.76 per share; (iii) 20,000 shares granted on February 16, 1998 exercisable at $5.00 per share; (iv) 10,000 shares granted on February 16, 1998 exercisable at $5.50 per share; (v) 945 shares granted on August 14, 1998 exercisable at $5.42 per share;
    (vi) 100,000 shares granted on November 19, 1998 exercisable at $4.00 per share and (vii) 1,000 shares granted on February 8, 1999 exercisable at $3.40 per share.

(3) This represents unexercisable grants of options under the 1991 Plan to buy 12,000 shares granted on May 1, 1997 which vest on the following dates and are exercisable at the following prices: (i) 4,000 shares on May 1, 2000 at $10.74 per share; (ii) 4,000 shares on May 1, 2001 at $11.81 per share;
    (iii) 4,000 shares on May 1, 2002 at $12.99 per share. This also represents unexercisable grants of options under the 1991 Plan to buy 20,000 shares granted on February 16, 1998 which vest on the following dates and are exercisable at the following prices: (i) 10,000 shares on February 16, 2000 at $6.05 per share; and (ii) 10,000 shares on February 16, 2001 at $6.66 per share.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely on the Company's review of the copies of such forms received and written representations from certain reporting persons that they were not required to file, the Company believes that during fiscal year 1999, its executive officers, directors and greater-than-ten-percent stockholders complied with all applicable Section 16(a) filing requirements, with the exception of the late filing of a Form 3 for Mr. Malone, Principal Financial Officer of the Company, and the late filing of Form 4's reporting 136 non-discretionary purchases and sales pursuant to margin calls on behalf of Dr. M. Mahmud Awan, Chairman, individually and 47 transactions by TechMan International Corporation, which is wholly-owned by Dr. Awan.

                   II. RATIFICATION OF SELECTION OF AUDITORS
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
               THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS.

    The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2000. Arthur Andersen LLP served as the Company's auditors for fiscal year 1999. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on the appointment of the auditors shall be required for approval. Thus, abstentions or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

    It is expected that a member of the firm of Arthur Andersen LLP will be present at the Meeting and will be available to respond to appropriate questions.

                               III. OTHER MATTERS

    The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the Meeting. However, if any matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

                           PROPOSALS OF STOCKHOLDERS

    It is currently contemplated that the 2001 Annual Meeting of Stockholders will be held on February 12, 2001. Proposals of stockholders intended to be present at that annual meeting of stockholders must be received by the Company at its principal executive offices no later than September 18, 2000, for inclusion in the Proxy Statement and Form of Proxy relating to that meeting and must comply with the applicable requirements of federal securities laws. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                           EXPENSES AND SOLICITATION

    The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company, personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers and their custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

                             ADDITIONAL INFORMATION

    The Company will provide, without charge to each stockholder entitled to a vote at the Meeting, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ending October 2, 1999. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742, Attention: Investor Relations.

                     TECHNICAL COMMUNICATIONS CORPORATION
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                              February 7,2000


The undersignaed hereby appoints CARL H. GUILD, JR. and EDWARD E. HICKS, or either of them, the action of both of them voting to be controlling attorneys of the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on February 7, 2000 and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR items 1 and 2.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED AND IF NO CHOICE IS INDICATED IT WILL BE VOTED FOR ITEMS 1 AND 2.

                        (TO BE SIGNED ON REVERSE SIDE)

1. The Board of Directors recommends you vote FOR the election of the three (3) nominees listed below:
Election of directors:  NOMINEES: Carl H. Guild, Jr., Donald Lake and Thomas
E. Peoples

       / / FOR all nominees

       / / WITHHOLD from the following nominee(s):____________________________

2. The Board of Directors recommends that you vote FOR the ratification of Arthur Andersen LLP.

To ratify the selection of the firm of Arthur Andersen LLP as the Company's auditors.

       / / FOR          / / AGAINST          / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as the name appears stenciled on this Proxy. When signing as attorney, executors, administrators, trustee or guardian, please set forth your full title. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.


Date: ___________________________________________


_________________________________________________
(Signature)

_________________________________________________
(Signature)